UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2011

CHURCHILL DOWNS INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Kentucky	001-33998	61-0156015
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Central Avenue, Louisville, Kentucky 40208

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 636-4400

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Churchill Downs Incorporated (the “Company”) is filing this Amendment No. 1 to its Current Report on Form 8-K filed on June 21, 2011 solely to disclose its decision as to how frequently it will conduct an advisory vote to approve executive compensation.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company previously disclosed the voting results from its 2011 annual meeting with respect to the frequency of holding shareholder advisory votes on executive compensation. In light of those results, on September 21, 2011, the Company’s Board of Directors decided that the Company will include an advisory vote to approve executive compensation in its proxy materials every year until the next advisory vote on the frequency of shareholder votes on executive compensation is conducted, which will occur no later than the Company’s annual meeting in 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHURCHILL DOWNS INCORPORATED

September 23, 2011	By:	/s/ Alan K. Tse
Alan K. Tse
Executive Vice President and General Counsel